Exhibit A

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

	Payment Date: 15 September 2004.
	Calculation Date: 9 September 2004.

(i)	ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

		Prior Balance	Deposits	Withdrawals	Balance on Calculation Date

		10-Aug-04			9-Sep-04

	Lessee Funded Account	0.00	0.00	(0.00)	0.00
	Expense Account (note ii)	4,948,940.63	7,055,903.28	(8,350,288.46)	3,654,555.45
	Collection Account (note iii)	81,893,710.93	23,630,503.92	(21,893,710.93)	83,630,503.92

	- Miscellaneous Reserve	-			-
	- Maintenance Reserve	60,000,000.00			60,000,000.00
	- Security Deposit	-			-
	- Other Collections (net of interim withdrawals)	21,893,710.93			23,630,503.92

	Total	86,842,651.56	30,686,407.20	(30,243,999.39)	87,285,059.37

(ii)	ANALYSIS OF EXPENSE ACCOUNT ACTIVITY

	Balance on preceding Calculation Date (August 10, 2004)	4,948,940.63
	Transfer from Collection Account (previous Payment Date)	7,051,059.37
	Transfer from Collection Account (interim deposit)	0.00
	Interest Earned during period	4,843.91
	Payments during period between prior Calculation Date and the relevant Calculation Date:
	- Payments on previous Payment Date	(2,985,048.13)
	- Other payments	(5,365,240.33)

	Balance on relevant Calculation Date (September 9, 2004)	3,654,555.45

(iii)	ANALYSIS OF COLLECTION ACCOUNT ACTIVITY

	Balance on preceding Calculation Date (August 10, 2004)	81,893,710.93
	Collections during period (Note 2)	23,630,503.92
	Swap receipts (previous Payment Date)	0.00
	Transfer to Expense Account (previous Payment Date)	(7,051,059.37)
	Transfer to Expense Account (interim withdrawal)	0.00
	Net transfer to Lessee Funded Accounts	0.00
	Aggregate Certificate Payments (previous Payment Date)	(10,853,101.55)
	Swap payments (previous Payment Date)	(3,989,550.01)

	Balance on relevant Calculation Date (September 9, 2004)	83,630,503.92

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

(iii)  ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

	ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
	Priority of Payments
(i)	Required Expense Amount	12,000,000.00	Note 1:
(ii)	a) Class A Interest	2,573,045.99	The class A minimum principal amount arrears
	b) Swap Payments	2,595,754.16	are $50,061,691.67 following the payment of
(iii)	First Collection Account Top-up	60,000,000.00	$10,116,259.22 on September 15, 2004.
(iv)	Minimum Hedge Payment	0.00
(v)	Class A Minimum Principal (Note 1)	10,116,259.22
(vi)	Class B Interest	0.00
(vii)	Class B Minimum Principal	0.00	Note 2:
(viii)	Class C Interest	0.00	Collections include proceeds received in respect of
(ix)	Class D Interest	0.00	the sale of one A300C4-200 aircraft.
(x)	Second Collection Account Top-up	0.00
(xi)	Class A Principal Adjustment Amount	0.00
(xii)	Class C Scheduled Principal	0.00
(xiii)	Class D Scheduled Principal	0.00
(xiv)	Modification Payments	0.00
(xv)	Soft Bullet Note Step-up Interest	0.00
(xvi)	Class E Minimum Interest	0.00
(xvii)	Supplemental Hedge Payment	0.00
(xviii)	Class B Supplemental Principal	0.00
(xix)	Class A Supplemental Principal	0.00
(xx)	Class D Outstanding Principal	0.00
(xxi)	Class C Outstanding Principal	0.00
(xxii)	Class E Supplemental Interest	0.00
(xxiii)	Class B Outstanding Principal	0.00
(xxiv)	Class A Outstanding Principal	0.00
(xxv)	Class E Accrued Unpaid Interest	0.00
(xxvi)	Class E Outstanding Principal	0.00
(xxvii)	Charitable Trust	0.00

Total Payments with respect to Payment Date		87,285,059.37
Less Collection Account Top-Ups ((iii) and (x) above)		(60,000,000.00)

		27,285,059.37

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

(iv)  PAYMENT ON THE CERTIFICATES

(a)	FLOATING RATE CERTIFICATES	A-6	A-8	A-9	Class B	Note 3:
	Applicable LIBOR	1.60000%	1.60000%	1.60000%	1.60000%	Step-up interest on Airplanes Group's subclass
	Applicable Margin	0.34000%	0.37500%	0.55000%	0.75000%	A-8 notes is payable at point (xv) in the Priority of
	Applicable Interest Rate	1.94000%	1.97500%	2.15000%	2.35000%	Payments. To the extent that step-up interest is
	Interest Amount Payable					not paid, it will accrue in accordance with the
	- Charge in current period on outstanding					terms of the subclass A-8 notes. Available
	principal balance	77,212.66	1,152,083.33	1,343,750.00	444,237.92	cashflows were not sufficient to allow payment of
	- Charge in current period on interest					step-up interest on any payment day to date.
	arrears	N/A	N/A	N/A	6,460.68	Total step-up interest accrued and
	- Accrued & unpaid interest from					unpaid on Airplanes Group's subclass A-8 notes
	prior periods	N/A	N/A	N/A	3,299,071.03	at September 15, 2004 was $5,327,777.78. Interest on
						unpaid step-up interest (also payable at point (xv)
		77,212.66	1,152,083.33	1,343,750.00	3,749,769.63	in the Priority of Payments) accrued and unpaid
						at September 15, 2004 was $80,590.27.
	Interest Amount Payment	77,212.66	1,152,083.33	1,343,750.00	0.00

	Step Up Interest Amount Payable (Note 3)	N/A	302,198.14	N/A	N/A

	Opening Principal Balance	47,760,408.01	700,000,000.00	750,000,000.00	226,844,897.35
	Minimum Principal Payment Amount	10,116,259.22	0.00	0.00	0.00
	Adjusted Principal Payment Amount	0.00	0.00	0.00	0.00
	Supplemental Principal Payment Amount	0.00	0.00	0.00	0.00
	Total Principal Distribution Amount	10,116,259.22	0.00	0.00	0.00
	Redemption Amount
	- amount allocable to principal	0.00	0.00	0.00	0.00
	- premium allocable to premium	0.00	0.00	0.00	0.00

	Outstanding Principal Balance
	(September 15, 2004)	37,644,148.79	700,000,000.00	750,000,000.00	226,844,897.35

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

(iv)  PAYMENT ON THE CERTIFICATES

(b) FIXED RATE CERTIFICATES	Class C	Class D
Applicable Interest Rate	8.1500%	10.8750%
Interest Amount Payable
- Charge in current period on outstanding principal balance	2,375,979.69	3,580,412.50
- Charge in current period on interest arrears	149,240.39	302,840.31
- Accrued & unpaid interest from prior periods	21,974,044.75	33,416,861.56

	24,499,264.83	37,300,114.37

Interest Amount Payment	0.00	0.00

Opening Principal Balance	349,837,500.00	395,080,000.00
Scheduled Principal Payment Amount	0.00	0.00
Redemption Amount	0.00	0.00
- amount allocable to principal	0.00	0.00
- amount allocable to premium	0.00	0.00
Actual Pool Factor	0.9329000	0.9877000

Outstanding Principal Balance (September 15, 2004)	349,837,500.00	395,080,000.00

Table of rescheduled Pool Factors	n/a	n/a
in the event of a partial redemption

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

(v)	FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)

		A-6	A-8	A-9	Class B
	Applicable LIBOR	1.76000%	1.76000%	1.76000%	1.76000%
	Applicable Margin	0.34000%	0.37500%	0.55000%	0.75000%
	Applicable Interest Rate	2.10000%	2.13500%	2.31000%	2.51000%

(vi)	CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

(a)	FLOATING RATE CERTIFICATES
		A-6	A-8	A-9	Class B
	Opening Principal Amount	477.60	7,000.00	7,500.00	2,268.45
	Total Principal Payments	(101.16)	0.00	0.00	0.00

	Closing Outstanding Principal Balance	376.44	7,000.00	7,500.00	2,268.45

	Total Interest Payment	0.77	11.52	13.44	0.00
	Total Premium	0.00	0.00	0.00	0.00

(b)	FIXED RATE CERTIFICATES
		Class C	Class D
	Opening Principal Amount	3,498.38	3,950.80
	Total Principal Payments	0.00	0.00

	Outstanding Principal Balance	3,498.38	3,950.80

	Total Interest Payment	0.00	0.00
	Total Premium	0.00	0.00